                                                                   Exhibit 10.41

         EXPANSION TERRITORY ASSET TRANSFER AND REIMBURSEMENT AGREEMENT

                                     Between

                                NEXTEL WIP CORP.

                                       and

                         NEXTEL PARTNERS OPERATING CORP.


                          Dated as of September 9, 1999

                     EXPANSION TERRITORY ASSET TRANSFER AND
                             REIMBURSEMENT AGREEMENT

      This EXPANSION TERRITORY ASSET TRANSFER AND REIMBURSEMENT AGREEMENT (this "Agreement"), dated as of September 9, 1999, is between Nextel Partners Operating Corp., a Delaware corporation (the "Company"), and Nextel WIP Corp., a Delaware corporation ("NWIP"). Capitalized terms used in this Agreement, but not defined herein or in Schedule A attached hereto, have the meanings set forth in
Article 1 of the JV Agreement.

                                    RECITALS

      A. Nextel, through its Subsidiaries, operates an iDEN-based wireless communications system through which it provides wireless communications services in various markets throughout the United States. To enhance its ability to provide its customers with greater geographic coverage that is consistent with its existing service, operations and objectives, Nextel, through NWIP, entered into a contractual joint venture with NPI and its wholly owned Subsidiaries, including the Company.

      B. The agreement of the parties with respect to the formation and operation of the contractual joint venture is set forth in the JV Agreement and various Collateral Agreements.

      C. Pursuant to the JV Agreement, NPI and the Company have elected to expand and market Nextel's iDEN wireless telecommunications services in the Expansion Territory.

      D. NWIP desires to transfer to the Company, and the Company desires to acquire from NWIP, certain assets, properties, rights and interests to be used in connection with the construction and operation of the Company's iDEN-based wireless communications system in the Expansion Territory (the "Business"), all upon the terms and conditions and in exchange for the consideration set forth herein.

      In consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NWIP and the Company hereby agree as follows:

                                    AGREEMENT

      1. TRANSFER OF ASSETS.

            1.1 Asset Transfer. On the terms and subject to the provisions of this Agreement, NWIP hereby transfers, conveys and assigns to the Company, and the Company hereby purchases, accepts and receives, all of NWIP's right, title and interest in and to assets and rights described below (the "Assets"):

            1.1(a) The owned tangible personal property and equipment used in or relating to the operation of the Business including but not limited to base radios, EBTS, combiners, other digital mobile radio transmission equipment, antennas, antenna dishes, base units,

      GPS units, tower top amplifiers, controller racks, converters, enclosures and RF distribution racks;

            1.1(b) The leases for tangible personal property, the subscriber agreements, other contracts and commitments, and other agreements for the purchase or sale of goods or services relating to the Business as identified on Schedule 1.1(b);

            1.1(c) The construction plans, site acquisition plans, RF design plans and other records and plans relating exclusively to the Business, customer deposits and prepayments made by customers of the Business, other payables and receivables of the Business and permits relating exclusively to the Business; and

            1.1(d) The lessee's interest under the leases of real property (including leases for raw land) located in the Expansion Territory and used exclusively or acquired to be used exclusively in the Business, together with any improvements owned by NWIP or the lessee and located thereon, as identified on Schedule 1.1(d) (the "Leases") subject to
      Section 1.3. At the option of the Company, in lieu of a direct assignment of such leases to the Company, NWIP may assign all of the Leases to Nextel WIP Lease Corp., a Delaware corporation ("Lease Co."). To the extent that NWIP is not the holder of the lessee's or sublessee's interests under the Leases, NWIP will cause such lessees or sublessees to execute and deliver assignments of the Leases to the Company or, at the election of the Company, to Lease Co. At the request of the Company, NWIP will execute or cause to be executed confirmatory assignments by the holder or holders of the possessory interests under the Leases being assigned.

            1.2 Excluded Assets. No assets of NWIP, other than the Assets, are transferred to the Company under this Agreement. No assets of any member of the Nextel Group other than NWIP are transferred to the Company under this Agreement. Additionally, the Assets transferred under this Agreement specifically exclude any ownership or lease rights in:

            1.2(a) FCC licenses;

            1.2(b) Sites and Antenna Sites;

            1.2(c) Any assets owned by third parties;

            1.2(d) Trademarks, service marks, and all other intellectual property owned by NWIP, Nextel or any member of the Nextel Group;

            1.2(e) Any assets located outside the Territory or Expansion Territory owned by NWIP, Nextel or any member of the Nextel Group;

            1.2(f) Any assets used by NWIP, Nextel or any other member of the Nextel Group in the Expansion Territory in businesses other than the Business, including, but not limited to, those used in the operation of analog based communications services;

            1.2(g) Any leases of real property located in the Expansion Territory and not identified on Schedule 1.1(d);

            1.2(h) Any subscribers and the relevant billing and accounting records relating to such subscribers in the Expansion Territory. These subscribers and records will be transferred at a later date and on terms to be agreed upon by NWIP and the Company. Until that time, any subscribers in the Expansion Territory will remain subscribers of Nextel; and

            1.2(i) The SMR Management Agreement, by and between Twin Cities Technologies, Inc. and Pittencrieff Communications, Inc., dated as of July 1, 1999.

            1.3 Nonassignable Rights.

            1.3(a) Nonassignability. To the extent that any contract, permit, right, lease or agreement enumerated in Section 1.1 cannot be validly assigned, transferred or subleased without the consent or waiver of the issuer thereof or another party thereto or any third person (including a government or governmental unit), or if such assignment, transfer or sublease or attempted assignment, transfer or sublease would constitute a breach thereof or a violation of any law, decree, order, regulation or other governmental edict, this Agreement is not an assignment, transfer or sublease thereof, or an attempted assignment, transfer or sublease thereof.

            1.3(b) NWIP to Use Best Reasonable Efforts. NWIP is not obligated to transfer to the Company any of the Assets described in Section 1.3(a) without first having obtained all necessary consents and waivers. Upon request of the Company, NWIP shall use its best reasonable efforts, and the Company shall reasonably cooperate with NWIP, to obtain any consents and waivers necessary to convey or cause to be conveyed to the Company or Lease Co. any of the Assets described in Section 1.3(a). NWIP shall promptly convey to the Company or to Lease Co. at the Company's election any Assets described in Section 1.3(a) for which NWIP has received the necessary consents and waivers. NWIP will not be obligated to pay any additional consideration to the person from whom any consent or waiver is requested unless the Company requests in writing that NWIP make such payment and the parties agree how to share that cost.

            1.3(c) If Waivers or Consents Cannot be Obtained. If, after using its best reasonable efforts, NWIP is unable to obtain any of the necessary consents or waivers described in Section 1.3(a), NWIP shall, as to any particular contract, permit, right, lease or agreement, only with respect to the current term thereof as of the date of this Agreement (i) provide to the Company, to the fullest extent possible, the benefits of any license, permit or approval and of any lease, contract, license or other agreement or commitment, all as referred to in Section 1.3(a), and (ii) cooperate in any reasonable and lawful arrangement designed to provide such benefits to the Company. The Company shall promptly pay or reimburse NWIP for all costs and expenses paid by NWIP to the appropriate third party under the terms of such contract, permit, right, lease or agreement. At the end of the current term of any such contract, permit, right, lease or agreement, NWIP shall have no further duties or obligations hereunder with respect to such licenses, permits and approvals and such leases, contracts, licenses and other agreements and commitments and the failure to obtain any necessary consent or waiver with respect thereto will not be a breach of this Agreement.

            1.3(d) Company to Perform. To the extent that the Company is provided, pursuant to this Section 1.3, the benefits of any contract, permit, right, lease or agreement (each a "Provided Obligation"), the Company shall perform for the benefit of the issuer thereof or the other party or parties thereto, the obligations of NWIP or of any other member of the Nextel Group thereunder or in connection therewith as such obligations relate to the Business or the Assets. If the Company fails to perform as required by this Section 1.3(d), NWIP will thereafter cease to be obligated under this Section 1.3 with respect of the Provided Obligation that is the subject of the failure to perform until the earliest of the following: (i) the situation is remedied, (ii) at the sole option of NWIP, the Company promptly pays or reimburses NWIP for all costs incurred by NWIP during the period of failure of performance, or (iii) NWIP's responsibilities with respect to the Provided Obligation expire under Section 1.3(c). The Company shall indemnify NWIP and hold it harmless from and against any and all loss, cost, damage or expense arising from or related to the Company's failure to perform any Provided Obligation.

      2. ASSUMPTION OF LIABILITIES.

            2.1 Disclosed Liabilities. The Company hereby assumes and agrees to pay, perform and discharge when due the liabilities and obligations of NWIP and of any other member of the Nextel Group, whether primary or secondary, absolute or contingent, direct or indirect, that are identified on Schedule 2.1.

            2.2 Ordinary Course Liabilities. The Company hereby assumes and agrees to pay, perform and discharge when due the liabilities and obligations of NWIP and of any other member of the Nextel Group, whether primary or secondary, absolute or contingent, direct or indirect, that arose or were incurred in the ordinary course of business consistent with the past practice of the Nextel Group in connection with the construction, design or operation of an ESMR Network in the Expansion Territory before the date of this Agreement or that arise from the ownership or operation of the Assets. If there are any such liabilities that relate to a particular asset that were not taken into account in the value of the asset for purposes of the payment under Section 5.1(b), it will be corrected in the True Up.

            2.3 Undisclosed Liabilities. Subject to its indemnity rights under
Section 2.4, the Company hereby assumes and agrees to pay, perform and discharge when due the undisclosed liabilities and obligations of NWIP and of any other member of the Nextel Group whether primary or secondary, absolute or contingent, direct or indirect, that arose or were incurred outside the ordinary course of business (including violations of law and breaches of contract) before the date of this Agreement and that arise from the ownership or operation of the Assets (collectively, "Undisclosed Liabilities").

            2.4 Limitation on Company Liability.

            2.4(a) The maximum aggregate liability of the Company and its subsidiaries for Undisclosed Liabilities is $125,000, and NWIP hereby agrees to defend, indemnify and hold the Company and its subsidiaries harmless from and against any Undisclosed Liabilities in excess of $125,000. To make a claim for indemnification under this Section 2.4, the Company must provide written notice to NWIP, within 180 days after the date of this Agreement, describing in reasonable detail (to the extent known) each Undisclosed Liability for which indenmification is sought, including the nature and amount thereof, all relevant parties and their relationships to the Assets, and copies of any relevant documents. Promptly after receiving any additional information about any claim made hereunder, the Company will forward such information to NWIP. NWIP shall pay the Company the amount of any such Undisclosed Liability (in excess of $125,000) in cash within 20 days after receipt of any such notice. Any dispute under this Section 2.4 shall be resolved under the dispute resolution procedures set forth in Article 12 of the JV Agreement.

            2.4(b) The Company's right of indemnification under this Section 2.4 relates only to Undisclosed Liabilities and is limited to any claims made before the date that is 180 days from the date of this Agreement. If any such claim for indemnification is asserted by the Company, it may be made only in the manner and during the 180-day period provided in Section 2.4(a). Indemnification may not be sought under this Section 2.4 for any liabilities or obligations other than Undisclosed Liabilities. Once the 180-day period expires, this right of indemnification is then extinguished, and the Company may make no further claims for indemnification regarding any liabilities (whether undisclosed or otherwise) relating to the Assets against NWIP or any other member of the Nextel Group except for continuing claims for Undisclosed Liabilities for which the Company gave the notice required by Section 2.4(a) within the 180-day period. If the Company fails to make a claim for indemnification in compliance with this Section 2.4 within 180 days after the date of this Agreement, then this right of indemnification will immediately expire, and the Company may make no claim for indemnification regarding any liabilities (whether undisclosed or otherwise) relating to the Assets against NWIP or any other member of the Nextel Group.

            2.5 Subrogation of Company. The Company is subrogated to all rights of NWIP and any other subsidiary of Nextel under any insurance policies covering any liabilities assumed by the Company under this Article 2 ("Assumed Liabilities") and with respect to such assumed liabilities, shall be named as an additional insured under any such policies, and any proceeds of any such policies that are received by NWIP or any other subsidiary of Nextel in respect of any such liability shall be held in trust for the benefit of the Company. NWIP will use its best reasonable efforts to ensure such subrogation of the Company. The Company may assert any counterclaim of NWIP or of any other subsidiary of Nextel so long as the counterclaim relates only to the Assets or the Business and does not relate to any other business of any member of the Nextel Group in or outside the Expansion Territory or to any assets retained by any other member of the Nextel Group.

            2.6 Liabilities Arising After the Closing. The Company is responsible for all liabilities and obligations relating to the Assets, whether known or unknown, primary or secondary, absolute or contingent, direct or indirect, that arise or are incurred on or after the date of this Agreement.

      3. REPRESENTATIONS AND WARRANTIES.

            3.1 Assets. NWIP represents and warrants to the Company that as of the date of this Agreement, it (or, in the case of any leases of real property constituting Assets, one or more of its affiliates) has good and marketable title to the Assets free and clear of all Liens other than Permitted Liens. EXCEPT AS OTHERWISE STATED IN THIS SECTION 3.1, (i) THE ASSETS ARE TRANSFERRED TO THE COMPANY AS IS, WHERE IS, AND (ii) NWIP DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      4. PAYMENT AND ADJUSTMENTS.

            4.1 Payment. The Company shall pay to NWIP upon execution and delivery hereof (the "Closing") the amount of $10,593,033 payable in immediately available funds by wire transfer to an account designated by NWIP in writing for this purpose. This payment (the "Closing Date Payment") is the sum of the following:

            (a) $7,022,857 as reimbursement for certain costs and expenses; plus

            (b) $3,570,176 as payment for the other Assets.

            4.2 Post-Closing Adjustment. The Closing Date payment is subject to a post-closing adjustment as set forth in Schedule 5.2.

            4.3 Taxes. The Company must pay sales and use taxes, and NWIP must pay transfer taxes relating to or arising from the transfer of the Assets to the Company.

      5. MISCELLANEOUS.

            5.1 Further Assurances.

            5.1(a) After the date of this Agreement, NWIP shall, from time to time, at the Company's request, execute and deliver to the Company such other instruments of conveyance and transfer and take such other action as the Company may reasonably request to more effectively transfer, assign, deliver and vest in the Company title to and possession of the Assets as provided in this Agreement or otherwise to consummate the transactions contemplated by this Agreement. After the date of this Agreement, the Company shall from time to time, at NWIP's request, execute and deliver such other instruments of assumption and take such other action as NWIP may reasonably request to more effectively assume the Assumed Liabilities or otherwise to consummate the transactions contemplated by this Agreement.

            5.1(b) After the date of this Agreement, if NWIP learns of agreements or permits that were used or acquired for use exclusively in connection with the Business in the Expansion Territory, NWIP may identify them in writing to the Company and the Company will, if such agreement or permit does not conflict with obligations undertaken by the Company, assume the new agreement as an additional Assumed Liability hereunder.

            5.1(c) After the date of this Agreement, if NWIP learns of Assets that were used or acquired for use exclusively in connection with the Business in the Expansion Territory and were not transferred to the Company on the date hereof, NWIP will identify them in writing to the Company, and the Company may, if such Asset does not conflict with obligations undertaken by the Company, accept such Assets as additional Assets hereunder. Any consent required for the assignment of any such Asset to the Company shall be obtained by and at the expense of NWIP.

            5.2 Waiver of Bulk Sales Compliance. To the extent they apply, the Company waives compliance by NWIP with the provisions of the "bulk sales" law of any state including, without limitation, the provisions of Article 6 of the Uniform Commercial Code as enacted in any applicable state.

            5.3 Choice of Law. This Agreement shall be governed by New York law, without regard to choice of law rules that would result in the application of another state's law.

            5.4 Excusable Delay/Time Extension. Where performance by any party to this Agreement is delayed by reason of an Excusable Delay (as defined in the JV Agreement), the time for performance, and any otherwise applicable time limit, schedule or deadline, shall be extended for a period of time equal to the period of Excusable Delay.

            5.5 Amendments. This Agreement may be amended only by a writing executed by the parties.

            5.6 Entire Agreement. This Agreement and the other Expansion Transaction Documents, together with the Transaction Documents, set forth the entire understanding of the parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, between the parties.

            5.7 Notices. Any notice, request or other communication required or permitted hereunder must be in writing and is given: (a) when received if personally delivered; (b) 12 hours after being sent by telecopy, with confirmed answerback; or (c) 1 business day after being sent by priority delivery by established overnight courier, to the parties at their respective addresses set forth below.

            To NWIP:                Nextel WIP Corp.
                                    2001 Edmund Halley Drive
                                    Reston, Virginia 20191
                                    Attention: General Counsel
                                    Telecopy: (703) 433-4231

            With a copy to:         Jones, Day, Reavis & Pogue
                                    North Point
                                    901 Lakeside Avenue
                                    Cleveland, Ohio 44114
                                    Attention:  Jeanne M. Rickert
                                    Telecopy: (216) 579-0212

            To the Company:         Nextel Partners Operating Corp.
                                    4500 Carillon Point
                                    Kirkland, WA 98033
                                    Attention:  General Counsel
                                    Telecopy: (425) 828-8098

            With a copy to:         Friedman Kaplan & Seiler LLP
                                    875 Third Avenue
                                    New York, NY 10022
                                    Attention:  Gary D. Friedman
                                    Telecopy: (212) 355-6401

Any party by written notice to the others given in accordance with this Section
6.7 may change the address or the persons to whom notices or copies thereof are to be directed.

            5.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument.

            5.9 Waiver. Except as otherwise provided in this Agreement, any party may waive, in writing, compliance by the other parties thereto (to the extent such compliance is for the benefit of the party giving such waiver) with any of the terms, covenants or conditions contained in this Agreement (except as may be imposed by law). Any waiver by any party of any violation of, breach of, or default under, any provision of any of this Agreement, by any other party will not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of, or default under, any other provision of this Agreement.

            5.10 Third Parties. Nothing expressed or implied in this Agreement is intended, or may be construed, to confer upon or give any person or entity other than the parties hereto any rights or remedies hereunder.

            5.11 Severability. If any provision of this Agreement or the application of such provision is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement or invalidate or render unenforceable such provision in any other jurisdiction. The parties will, to the extent lawful and practicable, use their best reasonable efforts to enter into arrangements to reinstate the intended benefits of any provision held invalid, illegal or unenforceable.

            5.12 Construction.

            5.12(a) Words used in this Agreement, regardless of the number or gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. The parties hereto have participated equally in the drafting of this Agreement and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provision of this Agreement.

            5.12(b) The schedules and exhibits attached to this Agreement are incorporated herein and are part of this Agreement for all purposes. Unless otherwise stated, any reference in this Agreement to an exhibit, section or schedule is to an exhibit, section or schedule of this Agreement.

            5.12(c) The headings in this Agreement are solely for convenience of reference and are not to be given any effect in the construction or interpretation of this Agreement.

            5.13 Agreement. This Agreement is to be construed as if it were one of the Collateral Agreements identified in the JV Agreement, so that certain provisions of the JV Agreement by their terms apply to this Agreement, including, without limitation, Section 2.6, Article 12, and Section 13.2, and
Section 13.10.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the day and year first above written.


                                NEXTEL WIP CORP.

                                By:__________________________________________
                                Name:  Alan Strauss
                                Title: Vice President


                                NEXTEL PARTNERS OPERATING CORP.

                                By: /s/ John D. Thompson
                                   ------------------------------------------
                                Name:  John Thompson
                                Title: Chief Financial Officer and Treasurer

       IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the day and year first above written.


                                NEXTEL WIP CORP.

                                By: /s/ Alan Strauss
                                   ------------------------------------------
                                Name:  Alan Strauss
                                Title: Vice President


                                NEXTEL PARTNERS OPERATING CORP.

                                By:__________________________________________
                                Name:  John Thompson
                                Title: Chief Financial Officer and Treasurer

                          DISCLOSURE SCHEDULES FOR THE
                     EXPANSION TERRITORY ASSET TRANSFER AND
                             REIMBURSEMENT AGREEMENT
          BETWEEN NEXTEL WIP CORP. AND NEXTEL PARTNERS OPERATING CORP.
                          DATED AS OF SEPTEMBER 9, 1999

The Schedules attached hereto are subject to the following terms and conditions:

1. The introductory language and headings in the Schedules are inserted for convenience only and shall not create a different standard for disclosure than the language set forth in this Agreement.

2. The inclusion of any item in the Schedules when listing a "material" item or an action "not in the ordinary course of business" is not deemed to be an admission or representation that the included item is "material" or is "not in the ordinary course of business."

3. Each capitalized term used herein and not otherwise defined shall have the meaning given to such term in this Agreement.

4. Any matter disclosed in any section or subsection of the Schedules shall be deemed disclosed for the purposes of any other schedule in which it is reasonably clear that such disclosure may be relevant.

5. This Schedule is fully incorporated into and made a part of the Expansion Territory Asset Transfer and Reimbursement Agreement, dated as of September 9, 1999, between Nextel WIP Corp. and Nextel Partners Operating Corp.

                                   SCHEDULE A

                                  Defined Terms

      "Agreement" has the meaning set forth in the preamble to this Agreement.

      "Antenna Site" has the meaning set forth in the Master Site Lease.

      "Assets" has the meaning set forth in Section 1.1.

      "best reasonable efforts" has the meaning set forth in the JV Agreement.

      "Business" has the meaning set forth in the recitals to this Agreement.

      "Company" has the meaning set forth in the preamble to this Agreement.

      "Expansion Territory" means the option sections described on Schedule B.

      "Expansion Transaction Documents" means this Agreement, Expansion Territory Interim Management Agreement, by and between the Company and NWIP, of even date herewith and Expansion Subscription and Contribution Agreement by and between NPI, NWIP, DLJ Merchant Banking Partners II, L.P., Eagle River Investments, L.L.C., Motorola, Inc. and the other investors named therein, of even date herewith.

      "JV Agreement" means the Joint Venture Agreement, by and among NWIP, NPI and the Company, dated as of January 29, 1999.

      "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset unless the agreement related to such financing is listed on any Schedule hereto, and (c) any purchase option or other right or interest of a third party thereto.

      "Master Site Lease" means the Master Site Lease, between NWIP and the Company, dated as of January 29, 1999.

      "Nextel" means Nextel Communications, Inc., a Delaware corporation.

      "NPI" means Nextel Partners, Inc., a Delaware corporation.

      "NWIP" has the meaning set forth in the preamble to this Agreement.

      "Permitted Liens" means (i) liens imposed by law for taxes that are not yet due or are being contested, (ii) carriers', warehouseman's, mechanics', landlords', lessors', materialmans', repairman's and other like liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days, (iii) pledges and deposits made in the ordinary course of business in compliance with workers compensation, unemployment insurance and other social security laws or regulations, (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeals bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, (v) easements, zoning restrictions, rights of way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Business, (vi) precautionary Uniform Commercial Code filings made with respect to office and similar equipment, or vehicles, leased in the ordinary course of business under operating leases (i.e., leases not required to be classified and accounted for as capital leases on a balance sheet under
GAAP), and (vii) Uniform Commercial Code filings made with respect to the sale or assignment of customer lease contracts (and related rental payments) or the portion of accounts receivable and related payments due under customer service contracts, or as set forth in customer account statements, that are attributable to the rental or leasing of subscriber equipment leased to customers of Nextel or the Business.

      "Site" has the meaning set forth in the Master Site Lease.

      "Subsidiary" of a specified person means a corporation, partnership, limited liability company or other entity in which the specified person directly or indirectly owns or controls the shares of stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company or other entity.

                                   SCHEDULE B

                               Expansion Territory

                               Expansion Territory

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Service     Service                   Nextel         PTNR    PTNR              Service
  Area       Area      Section       Section        Launch   Build               Area
 Number    Category    Number          Name        Quarter   Year                Name               State     Type
=======================================================================================================================
   18       Option        9       North Arkansas    Q101       3    FAYETTEVILLE-SPRINGDALE           AR      Urban
-----------------------------------------------------------------------------------------------------------------------
   34       Option        9       North Arkansas    Q101       3    FORT SMITH (AR-OK)                AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  136       Option       30        Little Rock      Q400       2    LITTLE ROCK-NORTH LITTLE RO       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  137       Option       30        Little Rock      Q101       3    PINE BLUFF                        AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  182       Option       30        Little Rock      Q101       3    I 30                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  212       Option       30        Little Rock      Q101       3    Arkadelphia                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  213       Option       30        Little Rock      Q101       3    Hope                              AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  224       Option        9       North Arkansas    Q101       3    Clarksville                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  225       Option       30        Little Rock      Q101       3    Conway                            AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  227       Option        9       North Arkansas    Q101       3    Russellville                      AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  325       Option       30        Little Rock      Q400       2    Hot Springs                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  442       Option       30        Little Rock      Q101       3    I 40                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  443       Option        9       North Arkansas    Q101       3    I 40                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  444       Option       30        Little Rock      Q400       2    I 40                              AR     Roadway
=======================================================================================================================
   89       Option       34       Georgia Cities    Q300       2    MACON                             GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  100       Option       20           Dothan        Q400       2    COLUMBUS (GA-AL)                  GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  110       Option       34       Georgia Cities    Q400       2    WARNER ROBINS                     GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  145       Option       20           Dothan        Q300       2    ALBANY                            GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  163       Option       34       Georgia Cities    Q300       2    I 16                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  236       Option       34       Georgia Cities    Q300       2    Dublin                            GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  261       Option       20           Dothan        Q400       2    I 185                             GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  265       Option       20           Dothan        Q400       2    US Hwy 82                         GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  378       Option       20           Dothan        Q400       2    Moultrie                          GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  396       Option       34       Georgia Cities    Q300       2    Valdosta                          GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  555       Option       20           Dothan        Q400       2    I 85                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  559       Option       34       Georgia Cities    Q300       2    I 75                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  561       Option       34       Georgia Cities    Q300       2    I 75                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  815       Option       36        East Georgia     Q300       2    I 16                              GA     Roadway
=======================================================================================================================
  102       Option        3         Evansville      Q101       3    EVANSVILLE (IN-KY)                IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  122       Option        4         Central IL      Q400       2    I 70                              IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  134       Option        4         Central IL      Q400       2    TERRE HAUTE                       IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  149       Option        3         Evansville      Q101       3    I 64                              IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  228       Option        4         Central IL      Q400       2    Crawfordsville                    IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  274       Option        4         Central IL      Q400       2    US Hwy 41                         IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  289       Option        3         Evansville      Q101       3    US Hwy 41                         IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  339       Option        3         Evansville      Q101       3    Vincennes                         IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  355       Option        3         Evansville      Q101       3    Mount Vernon                      IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  366       Option        4         Central IL      Q101       3    Russelville                       IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  369       Option        3         Evansville      Q101       3    Princeton                         IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  824       Option        4         Central IL      Q400       2    I 74                              IN     Roadway
=======================================================================================================================
   86       Option        3         Evansville      Q101       3    OWENSBORO                         KY      Urban
-----------------------------------------------------------------------------------------------------------------------
  574       Option        3         Evansville      Q101       3    US Hwy 41                         KY     Roadway
=======================================================================================================================
  805       Option        9       North Arkansas    Q101       3    I 40                              OK     Roadway
=======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
Service
  Area                                                                                                      Avail      Avail
 Number            Start                                         End                                        SQ_MI     '97 POP
==============================================================================================================================
   18                                                                                                        454      132,776
------------------------------------------------------------------------------------------------------------------------------
   34                                                                                                        417      140,428
------------------------------------------------------------------------------------------------------------------------------
  136                                                                                                        758      393,323
------------------------------------------------------------------------------------------------------------------------------
  137                                                                                                        328       73,077
------------------------------------------------------------------------------------------------------------------------------
  182     Texarkana, TX                           LITTLE ROCK-NORTH LITTLE ROCK, AR                          806       56,687
------------------------------------------------------------------------------------------------------------------------------
  212                                                                                                         77       12,811
------------------------------------------------------------------------------------------------------------------------------
  213                                                                                                         77       13,165
------------------------------------------------------------------------------------------------------------------------------
  224                                                                                                         77       10,159
------------------------------------------------------------------------------------------------------------------------------
  225                                                                                                         77       40,819
------------------------------------------------------------------------------------------------------------------------------
  227                                                                                                         77       32,985
------------------------------------------------------------------------------------------------------------------------------
  325                                                                                                         77       41,550
------------------------------------------------------------------------------------------------------------------------------
  442     CONWAY, FAUKNER COUNTY                  LITTLE ROCK-NORTH LITTLE ROCK, AR                           89       10,890
------------------------------------------------------------------------------------------------------------------------------
  443     CONWAY, FAUKNER COUNTY                  FORT SMITH, AR-OK                                          696       41,370
------------------------------------------------------------------------------------------------------------------------------
  444     ST. FRANCIS COUNTY BORDER, WEST         LITTLE ROCK-NORTH LITTLE ROCK, AR                          412       17,179
==============================================================================================================================
   89                                                                                                        516      222,174
------------------------------------------------------------------------------------------------------------------------------
  100                                                                                                        815      260,788
------------------------------------------------------------------------------------------------------------------------------
  110                                                                                                        168       48,801
------------------------------------------------------------------------------------------------------------------------------
  145                                                                                                        441      116,140
------------------------------------------------------------------------------------------------------------------------------
  163     MACON, GA                               Candler COUNTY, WEST                                       642       33,175
------------------------------------------------------------------------------------------------------------------------------
  236                                                                                                         77       27,621
------------------------------------------------------------------------------------------------------------------------------
  261     I-85 INTERSECTION                       COLUMBUS, GA-AL                                            180        4,848
------------------------------------------------------------------------------------------------------------------------------
  265     TIFF COUNTY BORDER, WEST                ALBANY, GA                                                 134       12,478
------------------------------------------------------------------------------------------------------------------------------
  378                                                                                                         77       20,924
------------------------------------------------------------------------------------------------------------------------------
  396                                                                                                         27        3,739
------------------------------------------------------------------------------------------------------------------------------
  555     COWETA COUNTY BORDER, SOUTH             AUBURN-OPELIKA, AL                                         348       68,423
------------------------------------------------------------------------------------------------------------------------------
  559     BUTTS COUNTY BORDER, SOUTH              MACON, GA                                                  167       10,095
------------------------------------------------------------------------------------------------------------------------------
  561     MACON, GA                               Floridia Border                                           1141      152,616
------------------------------------------------------------------------------------------------------------------------------
  815     Bryan COUNTY BORDER, NORTHWEST          Candler COUNTY BORDER, WEST                                336        9,437
==============================================================================================================================
  102                                                                                                        625      244,359
------------------------------------------------------------------------------------------------------------------------------
  122     Putnam County - Morgan County Border    Terre Haute, IN                                            231       11,644
------------------------------------------------------------------------------------------------------------------------------
  134                                                                                                        453      112,881
------------------------------------------------------------------------------------------------------------------------------
  149     HARRISON COUNTY BORDER, EAST            WASHINGTON COUNTY BORDER, WEST                            1256       63,446
------------------------------------------------------------------------------------------------------------------------------
  228                                                                                                         77       20,849
------------------------------------------------------------------------------------------------------------------------------
  274     TERRE HAUTE, IN                         KNOX COUNTY BORDER, NORTH                                  221       15,324
------------------------------------------------------------------------------------------------------------------------------
  289     SULLIVAN COUNTY BORDER, SOUTH           I-64 INTERSECTION, GIBSON COUNTY                           259       11,329
------------------------------------------------------------------------------------------------------------------------------
  339                                                                                                         77       24,777
------------------------------------------------------------------------------------------------------------------------------
  355                                                                                                         77        9,791
------------------------------------------------------------------------------------------------------------------------------
  366                                                                                                         77        1,994
------------------------------------------------------------------------------------------------------------------------------
  369                                                                                                         77       11,992
------------------------------------------------------------------------------------------------------------------------------
  824     CRAWFORDVILLE, IN                       DANVILLE, IL                                               310       14,856
==============================================================================================================================
   86                                                                                                        285       80,502
------------------------------------------------------------------------------------------------------------------------------
  574     EVANSVILLE, IN-KY                       Western Kentucky Pkwy INTERSECTION, HOPKINS COUNTY         217        7,883
==============================================================================================================================
  805     FORT SMITH, AR-OK                       Muskogee COUNTY BORDER, EAST                               273       22,068
==============================================================================================================================

                               Expansion Territory

-----------------------------------------------------------------------------------------------------------------------
Service     Service                   Nextel         PTNR    PTNR              Service
  Area       Area      Section       Section        Launch   Build               Area
 Number    Category    Number          Name        Quarter   Year                Name               State     Type
=======================================================================================================================
   90       Option       13       Central Texas     Q101       3    ABILENE                           TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  469       Option       13       Central Texas     Q101       3    I 20                              TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  609       Option       11        South Texas      Q400       2    LAREDO                            TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  611       Option       11        South Texas      Q400       2    MCALLEN-EDINBURG-MISSION          TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  612       Option       11        South Texas      Q400       2    BROWNSVILLE                       TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  613       Option       11        South Texas      Q400       2    HARLINGEN                         TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  641       Option       11        South Texas      Q400       2    I 35                              TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  807       Option       11        South Texas      Q400       2    US Hwy 77                         TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  809       Option       11        South Texas      Q400       2    US Hwy 281                        TX     Roadway
=======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
Service
  Area                                                                                                      Avail      Avail
 Number            Start                                         End                                        SQ_MI     '97 POP
==============================================================================================================================
   90                                                                                                        507      119,550
------------------------------------------------------------------------------------------------------------------------------
  469     ABILENE, TX                             PALO PINTO COUNTY BORDER, SOUTH                            505       22,126
------------------------------------------------------------------------------------------------------------------------------
  609                                                                                                        389      171,182
------------------------------------------------------------------------------------------------------------------------------
  611                                                                                                        630      472,159
------------------------------------------------------------------------------------------------------------------------------
  612                                                                                                        189      168,130
------------------------------------------------------------------------------------------------------------------------------
  613                                                                                                        203      112,190
------------------------------------------------------------------------------------------------------------------------------
  641     Medina County BORDER, SOUTH             Laredo, TX                                                 804       18,863
------------------------------------------------------------------------------------------------------------------------------
  807     Kleberg COUNTY BORDER, NORTH            HARLINGEN, TX                                              671       19,293
------------------------------------------------------------------------------------------------------------------------------
  809     Jim Wells COUNTY BORDER, SOUTH          MCALLEN-EDINBURG-MISSION, TX                               501        9,545
==============================================================================================================================

                                                                                        Arkansas Total:    4,422    1,017,219
                                                                                         Georgia Total:    5,069      991,259
                                                                                         Indiana Total:    3,740      543,242
                                                                                        Kentucky Total:      502       88,385
                                                                                        Oklahoma Total:      273       22,068
                                                                                           Texas Total:    4,399    1,113,038
                                                                                                          ------    ---------
                                                                                    Optional Territory:   18,405    3,775,211

                                 SCHEDULE 1.1(b)

                                    Contracts


                                      None

                                 SCHEDULE 1.1(d)

                                     Leases

Midwest Territories

---------------------------------------------------------------------------------------------------------------------------
                                                                     ------------------------------------------------------
                                                                                     Nextel Site ID Information
                                                                     ------------------------------------------------------
                      Service           Partner's Service            Project    Project Name      Nextel's          Site
Region #   Section #   Area #               Area Name                 Code      (Site Name)      Market Name       Leased
---------------------------------------------------------------------------------------------------------------------------
   2           4        122    I-70W: Indianapolis-Terre Haute       IN2505   Terra Haute         Mid West        Complete
---------------------------------------------------------------------------------------------------------------------------
   2           4        122    I-70W: Indianapolis-Terre Haute       IN2506   Prarrie City        Mid West        Complete
---------------------------------------------------------------------------------------------------------------------------
   2           4        122    I-70W: Indianapolis-Terre Haute       IN2507   Reelsville          Mid West        Complete
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------
                   Nextel Site ID Information
-----------------------------------------------------------------
Project    Project Name             Lease            Lease
 Code      (Site Name)               Rate       Commencement Date
-----------------------------------------------------------------
IN2505   Terra Haute           $        600       C or 7/1/99
-----------------------------------------------------------------
IN2506   Prarrie City          $3000 per yr     ComOp* or 7/1/99
-----------------------------------------------------------------
IN2507   Reelsville            $        334       C or 7/1/99
-----------------------------------------------------------------
                                            *Commerical Operation

                                     LEASES

Arkansas Territories

------------------------------------------------------------------------------------------------------------
                                                      ------------------------------------------------------
                                                                   Nextel Site ID Information
                                                      ------------------------------------------------------
                      Service  Partner's Service      Project    Project Name      Nextel's          Site
Region #   Section #   Area #     Area Name            Code      (Site Name)      Market Name       Leased
------------------------------------------------------------------------------------------------------------
   3          30        182    I-30                   AR8019   Taturn              Blanket         Complete
------------------------------------------------------------------------------------------------------------
   3          30        182    I-30                   AR8023   Huff                Blanket         Complete
------------------------------------------------------------------------------------------------------------
   3          30        182    I-30                   AR8024   Three Lakes         Blanket         Complete
------------------------------------------------------------------------------------------------------------
[ILLEGIBLE LINE]
------------------------------------------------------------------------------------------------------------
   4          30        444    I-40                   AR8010   Jacksonville        Blanket         Complete
------------------------------------------------------------------------------------------------------------
   4          30        444    I-40                   AR8011   Lonoke              Blanket         Complete
------------------------------------------------------------------------------------------------------------
   4          30        444    I-40                   AR8012   Greenwalt           Blanket         Complete
------------------------------------------------------------------------------------------------------------
   4          30        444    I-40                   AR8013   AG Pro Tank         Blanket         Complete
------------------------------------------------------------------------------------------------------------
[ILLEGIBLE LINE]
------------------------------------------------------------------------------------------------------------
   4          30        182    I-30                   AR8032   Cook                Blanket         Complete
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
-------------------------------------------------------------
               Nextel Site ID Information
-------------------------------------------------------------
Project    Project Name         Lease            Lease
 Code      (Site Name)           Rate       Commencement Date
-------------------------------------------------------------
AR8019   Taturn                $ 500.00       C or 10/1/98
-------------------------------------------------------------
AR8023   Huff                  $ 500.00       C or 10/1/98
-------------------------------------------------------------
AR8024   Three Lakes           $ 500.00       C or 10/1/98
-------------------------------------------------------------
[ILLEGIBLE LINE]
-------------------------------------------------------------
AR8010   Jacksonville          $ 500.00       C or 10/1/98
-------------------------------------------------------------
AR8011   Lonoke                $ 500.00       C or 10/1/98
-------------------------------------------------------------
AR8012   Greenwalt             $ 500.00       C or 10/1/98
-------------------------------------------------------------
AR8013   AG Pro Tank           $ 500.00       C or 10/1/98
-------------------------------------------------------------
[ILLEGIBLE LINE]
-------------------------------------------------------------
AR8032   Cook                  $ 500.00       C or 10/1/98
-------------------------------------------------------------

Texas Territories

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Nextel Site ID Information
--------------------------------------------------------------------------------
Project  Project Name    Nextel's       Site        Lease          Lease
 Code    (Site Name)    Market Name    Leased       Rate      Commencement Date
--------------------------------------------------------------------------------
[ILLEGIBLE LINE]
--------------------------------------------------------------------------------

Georgia Territories

-----------------------------------------------------------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                                            Nextel Site ID Information
                                                 ----------------------------------------------------------------------------------
                     Service  Partner's Service  Project    Project Name     Nextel's        Site       Lease          Lease
Region #  Section #   Area #     Area Name        Code      (Site Name)     Market Name     Leased      Rate     Commencement Date
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        559    I-75 South         GA1047   Forsyth            Southeast     Complete   $  500.00       10/1/94
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1048   Bolingbroke        Southeast     Complete   $  300.00       12/1/94
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1050   Buckeye Road       Southeast     Complete   $  800.00       8/25/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1052   Henderson Miller   Southeast     Complete   $  800.00       9/12/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1053   Unidilla           Southeast     Complete   $  800.00       9/10/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1054   Vienna             Southeast     Complete   $  800.00        8/2/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1055   Gurn Creek         Southeast     Complete   $  800.00       7/29/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1056   Ashburn            Southeast     Complete   $  800.00       11/18/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1057   Chula              Southeast     Complete   $  800.00       10/18/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1058   Unionville         Southeast     Complete   $  800.00       10/29/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1059   Barneyville        Southeast     Complete   $  800.00       11/25/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1060   Hahira West        Southeast     Complete   $  800.00       10/3/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1061   Remerton/Phipps    Southeast     Complete   $1,345.00       10/1/94
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1062   Lake Park          Southeast     Complete   $  800.00        9/2/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        261    I-185              GA1063   Trimble            Southeast     Complete   $  350.00       10/1/94
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        261    I-185              GA1065   Oak Grove          Southeast     Complete   $  265.00       12/1/95
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        100    Columbus           GA1066   Mountain Hill      Southeast     Complete   $  667.00        5/1/95
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        100    Columbus           GA1067   Fortson            Southeast     Complete   $  250.00       10/1/94
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        555    I-85               GA1068   Dinglewood         Southeast     Complete   $  417.00       12/1/95
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        261    I-185              GA1094   Beech Creek        Southeast     Complete   $  333.00        1/1/95
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        145    Albany             GA1095   Hopewell           Southeast     Complete   $  500.00       12/1/95
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1112   Adel Sumner        Southeast     Complete   $  800.00       9/20/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1113   Arabi              Southeast     Complete   $  800.00       8/14/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1114   Macon East         Southeast     Complete   $1,500.00        8/1/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1115   Smarr              Southeast     Complete   $  250.00       11/1/94
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1116   Johnstonville      Southeast     Complete   $  167.00       12/1/94
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1170   Hutchinson St.     Southeast     Complete   $  420.00        6/1/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1232   Byron              Southeast     Complete   $1,500.00       12/21/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1239   Payne              Southeast     Complete   $1,500.00       11/1/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34         89    Macon              GA1266   Skipperton         Southeast     Complete   $1,500.00       11/1/97
-----------------------------------------------------------------------------------------------------------------------------------
   3         34         89    Macon              GA1687   Bloomfield         Southeast     Complete   $  450.00       4/20/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        110    Warner Robbins     GA1690   Farion             Southeast     Complete   $  500.00        4/3/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         34         89    Macon              GA1691   Warner             Southeast     Complete   $  500.00       4/27/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         34         89    Macon              GA1698   Dry Branch         Southeast     Complete   $1,200.00        9/1/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         34         89    Macon              GA1700   Strip Mines        Southeast     Complete   $  500.00       4/27/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         20        555    I-85               GA1701   St. Louis          Southeast     Complete   $  300.00       4/13/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1702   Bliss              Southeast     Complete   $  500.00        5/4/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         33         89    Macon              GA1704   Rutland            Southeast     Complete   $  450.00        4/3/98
-----------------------------------------------------------------------------------------------------------------------------------
   3         34        561    I-75 South         GA1741   FortValley         Southeast     Complete   $  500.00        9/1/98
-----------------------------------------------------------------------------------------------------------------------------------

Mid South Territories

-----------------------------------------------------------------------------------------------------------------------------------
                                                  ---------------------------------------------------------------------------------
                                                                                       Nextel Site ID Information
                                                  ---------------------------------------------------------------------------------
                      Service  Partner's Service  Project    Project Name      Nextel's      Site        Lease         Lease
Region #   Section #   Area #     Area Name        Code      (Site Name)      Market Name   Leased       Rate     Commencement Date
-----------------------------------------------------------------------------------------------------------------------------------
   2           3        102    Evansville         KY5150   Evansville - Hahn   Blanket     Complete     $500.00    C or 8/19/99*
-----------------------------------------------------------------------------------------------------------------------------------
   2           3        102    Evansville         KY5151   Hout                Blanket     Complete     $400.00       5/1/99
-----------------------------------------------------------------------------------------------------------------------------------
   2           3        102    Evansville         KY5152   Hardaway            Blanket     Complete     $850.00       5/17/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  *copy at NS

Midwest Territories

---------------------------------------------------------------------------------------------------------------------------
                                                                     ------------------------------------------------------
                                                                                     Nextel Site ID Information
                                                                     ------------------------------------------------------
                      Service           Partner's Service            Project    Project Name      Nextel's          Site
Region #   Section #   Area #               Area Name                 Code      (Site Name)      Market Name       Leased
---------------------------------------------------------------------------------------------------------------------------
   2           4        122    I-70W: Indianapolis-Terre Haute       IN2505   Terra Haute         Mid West        Complete
---------------------------------------------------------------------------------------------------------------------------
   2           4        122    I-70W: Indianapolis-Terre Haute       IN2506   Prarrie City        Mid West        Complete
---------------------------------------------------------------------------------------------------------------------------
   2           4        122    I-70W: Indianapolis-Terre Haute       IN2507   Reelsville          Mid West        Complete
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------
                   Nextel Site ID Information
-----------------------------------------------------------------
Project    Project Name             Lease            Lease
 Code      (Site Name)               Rate       Commencement Date
-----------------------------------------------------------------
IN2505   Terra Haute           $        600       C or 7/1/99
-----------------------------------------------------------------
IN2506   Prarrie City          $3000 per yr     ComOp* or 7/1/99
-----------------------------------------------------------------
IN2507   Reelsville            $        334       C or 7/1/99
-----------------------------------------------------------------
                                            *Commerical Operation

                                  SCHEDULE 2.1

                              Disclosed Liabilities

                                      None

                                  SCHEDULE 5.2

                               True-Up Procedures

                Post Closing Adjustments to Closing Date Payment

1. Post Closing Adjustments. On or before the 60th day after the date of this Agreement, NWIP and the Company will make adjustments to the Closing Date Payment according to the procedures set forth on this Schedule 5.2.

2. Adjustments Related to Tangible Assets.

      2.1 For purposes of the adjustments to be made in accordance with this
Schedule 5.2 only, NWIP and the Company agree that the portion of the Closing Date Payment attributable to certain tangible assets transferred to the Company on the date hereof and to be inventoried by the Company is $3,570,176 (the "Tangible Asset Purchase Price").

      2.2 After the date of this Agreement, the Company will conduct a physical inventory of:

      2.2(a) tangible assets of the type identified on Schedule 5.2A to the Asset and Stock Transfer and Reimbursement Agreement, by and between the Company and NWIP, dated as of January 29, 1999, located or installed in or at all cell sites in the Expansion Territory; and

      2.2(b) subscriber equipment, accessories and EBTS located or stored in any sales offices in the Expansion Territory (the assets in clauses A and B, collectively, the "Tangible Assets").

As part of the inventory process, the Company will count only the Tangible Assets that were transferred to the Company by NWIP as part of this Agreement and will exclude any Tangible Assets purchased or acquired by the Company after the date of this Agreement. The Company will notify NWIP of the time schedule for the physical inventory, and NWIP may, at its election and its expense. observe all or any part of the physical inventory.

      2.3 The Company and NWIP acknowledge and agree that Nextel is currently undertaking a similar inventory of its fixed assets and is utilizing a fixed asset tracking system that, among other things, identifies certain types or categories of fixed assets and assigns a value to each such asset. To assist the Company in its inventory, the parties created Schedule 5.2D, attached to the Asset and Stock Transfer and Reimbursement Agreement, by and between the Company and NWIP, dated as of January 29, 1999. Schedule 5.2D utilizes the fixed asset tracking methodologies currently used by Nextel to describe the categories or types of Tangible Assets to be inventoried and the value to be ascribed to each inventoried item. The Company and NWIP agree that the Tangible Assets to be inventoried by the Company and the values to be ascribed to such assets will, to the greatest extent possible, conform to the tracking and valuation methodology currently employed by Nextel as set forth on Schedule 5.2D.

      2.4 On or before the 60th day after the date of this Agreement, the Company shall submit to NWIP in writing the results of the Company's inventory of the Tangible Assets. The results shall include, based on the methodology set forth in section 2.3 above, a description of the Tangible Assets found, the quantities of each, the value ascribed to each and a total dollar value for all of the inventoried Tangible Assets (the "Tangible Assets Inventory Value").

3. Adjustments Related to Capitalized Interest.

      3.1 The parties acknowledge that as of the date hereof: (1) NWIP will transfer to the Company certain cell sites in various stages of development; (2) that Nextel assigns capitalized interest charges to such sites pursuant to a formula based on milestones in the site's development, and (3) that the capitalized interest charges related to the transferred sites have been reimbursed by the Company to NWIP (the "Reimbursed Capitalized Interest Charges"). For purposes of the adjustments to be made in accordance with this
Schedule 5.2 only, the parties acknowledge and agree that the following sites have achieved at Closing the development milestones indicated below and that the Company has reimbursed NWIP for the capitalized interest charges set forth next to each listed site:

----------------------------------------------------------------------------------------------------
          Milestone                          Capitalized            Number        Total Capitalized
       Achieved as of                     Interest Charged            of         Interest Reimbursed
           Closing                       for that Milestone         Sites           by Company
----------------------------------------------------------------------------------------------------
Designed and/or Leased                                 2400           46                    110,400
----------------------------------------------------------------------------------------------------
Zoned and/or Building Permit                           9600           11                    105,600
Issued and/or Construction Started
----------------------------------------------------------------------------------------------------
Construction Complete                                14,400            0                        -0-
----------------------------------------------------------------------------------------------------
On-Air                                               16,000           24                    384.000
----------------------------------------------------------------------------------------------------
Totals                                                                81                    600,000
----------------------------------------------------------------------------------------------------

      3.2 After the date hereof, the Company will perform an inspection of each of the sites transferred to the Company hereunder and of the records relating to that site to verify the development milestone attained by each site as of the date hereof. Based on this inspection, the Company will prepare a written chart in substantially the same format as shown above, which shall list for each inspected site the actual development milestone achieved as of the Closing. Based on the actual milestones achieved, the Company will calculate the total capitalized interest associated with the actual milestones achieved (the "Actual Capitalized Interest Charges"). On or before the 60th day after the date of this Agreement, the Company shall submit to NWIP in writing the results of the Company's inspection of the transferred cell sites.

4. Adjustments Related to Operating Expenses.

      4.1 NWIP and the Company will adjust the amounts paid by the Company at Closing to reflect revenues related to the transferred Assets generated prior to Closing and which were not credited to the Company at closing and operating expenses accrued by NWIP and reimbursed by Company at Closing but that are actually paid by Company after Closing. An example is accounts payable accrued by NWIP and reimbursed to NWIP by the Company at Closing, but subsequently paid by the Company to the vendor or other third party after Closing.

      4.2 NWIP will receive credit for operating expenses related to the transferred Assets that it incurred prior to transfer of the Assets and which were not reimbursed by the Company at Closing. The parties will make all other similar adjustments and pro-rations of operating expenses as necessary and appropriate.

5. Calculation and Payment of Adjustments.

      5.1 Within 60 days after the date of this Agreement, the Company shall submit to NWIP the written results of its physical inventory as described in section 2 above, the written results of its site inspections and review of site records as described in section 3 above and its determination of the adjustments to revenue, operating expenses and current assets and current liabilities as described in section 4 above together with any supporting documentation for all such information as NWIP may reasonably request. In addition, the Company will calculate the following: (1) the difference, if any, between the Tangible Asset Purchase Price and the Tangible Asset Inventory Value (the "Tangible Asset Adjustment"); (2) the difference, if any, between the Reimbursed Capitalized Interest Charges and the Actual Capitalized Interest Charges (the "Capitalized Interest Adjustment"); and (3) the net amount due to either party as a result of the adjustment, credits and other pro-rations to be made as described in section 4 (the "Operating Expense Adjustment"). The Company will add the Tangible Asset Adjustment, the Capitalized Interest Adjustment, and the Operating Expense Adjustment in order to calculate a net adjustment (the "Net Adjustment").

      5.2 If the Net Adjustment is less than two percent (2%) of the Closing Date Payment, neither party will be obligated to pay to the other party the amount of the Net Adjustment.

      5.3 If the Net Adjustment is two percent (2%) or greater than the Closing Date Payment, the party that owes the Net Adjustment shall pay the Net Adjustment amount to the other party in cash within thirty days after the Company submits to NWIP the written information and calculations detailed in section 5.1 above.

      5.4 NWIP will have thirty (30) days after receipt from the Company of the information set forth in section 5.1 of this Schedule 5.2 to dispute the information supplied by the Company. If NWIP does not raise any dispute within such time period, the Company's calculation of the Net Adjustment will be deemed accurate. If NWIP timely raises any such dispute, the Net Adjustment amount as calculated by the Company shall nevertheless be paid by the appropriate party within the time frame set forth in section 5.3; provided, however, the parties will resolve such dispute in accordance with Article 12 of the JV Agreement. Promptly upon resolution of any dispute, the parties shall make any and all adjustments to the amount paid by either party consistent with the dispute resolution.


                                      -3-